SEASONS SERIES TRUST

Supplement to the Summary Prospectus

Dated July 28, 2011

Allocation Growth Portfolio. In the Portfolio Summary, under Performance Information, the Blended Index is changed. The New Blended Index consists of 90% S&P 500® Index and 10% Barclays Capital U.S. Aggregate Bond Index. The Prior Blended Index consisted of 95% S&P 500® Index and 5% Barclays Capital U.S. Aggregate Bond Index. The New Blended Index better reflects the Portfolio’s allocation between equity and fixed income securities. The performance table is deleted and replaced with the following:

	1 Year	5 Years	Since Inception Class 3 (2/14/05)

Class 3 Shares	14.14%	2.47%	3.43%
S&P 500® Index	15.06%	2.29%	2.83%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.17%
New Blended Index	14.39%	2.78%	3.20%
Prior Blended Index	14.73%	2.54%	3.02%

Date: April 27, 2012